                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Rock Bottom Restaurants, Inc.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No filing fee required.
     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                      [ROCK BOTTOM RESTAURANTS, INC. LOGO]

                                                                  April 24, 1997

TO THE STOCKHOLDERS OF
ROCK BOTTOM RESTAURANTS, INC.:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Rock Bottom Restaurants, Inc. to be held on Wednesday, May 28, 1997, at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, at 1:30 p.m., Mountain Daylight Time, for the purposes of electing directors, considering and voting on a proposal to amend the Rock Bottom Restaurants, Inc. Equity Incentive Plan to increase the number of shares of the Company's common stock authorized for issuance under such plan from 1,275,768 shares to 1,575,768 shares, considering and voting on a proposal to amend the Rock Bottom Restaurants, Inc. Nonemployee Directors' Stock Option Plan to increase the number of shares of the Company's common stock authorized for issuance under such plan from 75,000 shares to 100,000 shares, and ratifying the appointment of Arthur Andersen LLP as the Company's independent auditors for the current year.

     Enclosed is a Notice of the Annual Meeting, the Proxy Statement and a Proxy card. You are urged to read the Proxy Statement carefully. Please complete, sign, date and return the proxy card promptly. If you attend the Annual Meeting, you may vote your shares personally, whether or not you have previously submitted a proxy card.

     Your Board of Directors strongly supports and recommends these actions. Accordingly, we request that you vote in favor of all proposals. We also urge you to make plans if at all possible to attend the meeting in person. Thank you for your consideration.

                                            FOR THE BOARD OF DIRECTORS,

                                            Frank B. Day
                                            Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, RETURNING IT PROMPTLY TO ENSURE THAT YOUR SHARES ARE VOTED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.

                                      LOGO

                      [ROCK BOTTOM RESTAURANTS, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997

TO THE STOCKHOLDERS OF
ROCK BOTTOM RESTAURANTS, INC.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Rock Bottom Restaurants, Inc., a Delaware corporation (the "Company"), will be held at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, at 1:30 p.m., Mountain Daylight Time, on Wednesday, May 28, 1997, for the following purposes:

          1. To elect three directors to Class II to serve until the Annual Meeting of Stockholders in the year 2000.

          2. To consider and vote upon a proposal to amend the Rock Bottom Restaurants, Inc. Equity Incentive Plan (the "Equity Plan") to increase the number of shares of the Company's common stock authorized for issuance under the Equity Plan from 1,275,768 shares to 1,575,768 shares.

          3. To consider and vote upon a proposal to amend the Rock Bottom Restaurants, Inc. Nonemployee Directors' Stock Option Plan (the "Directors' Plan") to increase the number of shares of the Company's common stock authorized for issuance under the Directors' Plan from 75,000 shares to 100,000 shares.

          4. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the current fiscal year.

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     The Board of Directors of the Company has fixed the close of business on Wednesday, April 15, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this meeting. The Company's stock transfer books will not be closed, and all stockholders are cordially invited to attend the meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS:

                                            Robert D. Greenlee
                                            Secretary

Louisville, Colorado
April 24, 1997

                                      LOGO

                         ROCK BOTTOM RESTAURANTS, INC.
                       248 CENTENNIAL PARKWAY, SUITE 100
                           LOUISVILLE, COLORADO 80027

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Rock Bottom Restaurants, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 28, 1997, at 1:30 p.m., Mountain Daylight Time, at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, and at any adjournment or postponement thereof. Proxies so given may be revoked at any time before being voted by submitting a written revocation to the Secretary of the Company, by executing another valid proxy bearing a later date, or by attending the meeting and voting in person.

     Stockholders of the Company represented at the Annual Meeting will consider and vote upon (i) the election of three directors to Class II to serve until the Annual Meeting of Stockholders in the year 2000, (ii) an amendment to the Rock Bottom Restaurants, Inc. Equity Incentive Plan (the "Equity Plan") to increase the number of shares of common stock, par value $.01 per share (the "Common Stock"), authorized to be issued under the Equity Plan from 1,275,768 shares to 1,575,768 shares, (iii) an amendment to the Rock Bottom Restaurants, Inc. Nonemployee Directors' Stock Option Plan (the "Directors' Plan") to increase the number of shares of Common Stock authorized to be issued under the Directors' Plan from 75,000 shares to 100,000 shares, (iv) the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 28, 1997 and (v) such other business as may properly come before the Annual Meeting. The Company is not aware of any other business to be presented for consideration at the Annual Meeting. The approximate date of mailing these proxy materials is April 24, 1997.

                       VOTING AND SOLICITATION OF PROXIES

     Only holders of record of shares of Common Stock at the close of business on April 15, 1997, the record date determined by the Board of Directors, may vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 7,906,783 shares of Common Stock. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. A quorum of one-third of the shares outstanding and entitled to vote is required to vote on matters before the Annual Meeting. A majority of the votes present in person or by proxy is required for the election of each of the directors and to pass each other issue brought before the stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the vote cast on proposals presented to the stockholders and thus have the same effect as a negative vote, whereas broker non-votes are not tabulated for any purpose in determining whether a proposal has been approved.

     Properly executed and dated proxies received by 5:00 p.m. May 27, 1997, unless such proxies have previously been revoked, will be voted at the Annual Meeting in accordance with the instructions therein. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of each of the nominees for director, FOR the amendment of both the Equity Plan and Directors' Plan and FOR the ratification of Arthur Andersen LLP as the Company's independent auditors as listed in this proxy statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are presented properly for action at the Annual Meeting.

     The Company intends to request banks, brokerage houses, custodians, nominees and other fiduciaries to forward copies of these proxy materials to those persons for whom they hold shares. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone. The cost of preparing, assembling, mailing and soliciting proxies and other miscellaneous expenses related thereto will be borne by the Company.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. At the Annual Meeting, Class II directors shall be elected to serve until the Annual Meeting of Stockholders in the year 2000, and, at each successive annual meeting of stockholders, successors to the class of directors whose terms expired at that annual meeting shall be elected for a three-year term. Vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the new directorship or of the class of directors in which the vacancy occurred.

     The shares represented by the proxy card will be voted in favor of the election of the persons named below unless authorization to do so is withheld in the proxy. If any of the nominees is unavailable to serve as director, which is not presently anticipated, persons named in the proxy card intend to cast votes for which they hold proxies in favor of the election of such other person or persons as the Board of Directors may designate.

     The Board is presently composed of eight members. Each of the nominees for election to each class is currently a director of the Company. The nominees for election as directors to Class II to serve for a three-year term expiring at the Annual Meeting of Stockholders in the year 2000 are Robert D. Greenlee, David M. Lux and Arthur Wong. See "DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES" for biographical information for each person nominated as a director.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       IN FAVOR OF EACH DIRECTOR NOMINEE

                DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth the names, ages and positions of the Company's directors, executive officers and key employees:

                                                                              CLASS AND YEAR
                                                                              IN WHICH TERM
         NAME           AGE                      POSITION                      WILL EXPIRE
         ----           ---                      --------                     --------------
Frank B. Day..........  64    Chairman of the Board                           Class III/1998
Thomas A. Moxcey......  47    Chief Executive Officer, President, Chief       Class I/1999
                                Operating Officer and Director
Robert D. Greenlee....  55    Director and Secretary                          Class II/1997*
Duncan H. Cocroft.....  53    Director                                        Class III/1998
Mary C. Hacking.......  49    Director                                        Class I/1999
Gerald A. Hornbeck....  49    Director                                        Class III/1998
David M. Lux..........  46    Director                                        Class II/1997*
Arthur Wong...........  64    Director                                        Class II/1997*
William R. Edmiston...  47    Executive Vice President -- Old Chicago         N/A
                                Operations
William S. Hoppe......  52    Executive Vice President, Chief Financial       N/A
                                Officer and Treasurer
Ned R. Lidvall........  43    Executive Vice President -- Brewery Operations  N/A
Timothy Trapp.........  50    Senior Vice President -- Design & Architecture  N/A
Robert H. Bullock.....  38    Vice President -- Development                   N/A
Gary Foreman..........  42    Vice President Concept Development -- Old       N/A
                                Chicago Operations
Thomas P. McCarty.....  43    Vice President Real Estate -- Brewery           N/A
                                Operations
Theresa D. Shelton....  34    Vice President -- Finance and Assistant         N/A
                                Secretary
W.G. Warfield.........  45    Vice President Concept Development -- Brewery   N/A
                                Operations
Jeff Willison.........  40    Vice President -- Training                      N/A
Karen Willison........  40    Vice President -- Marketing                     N/A
Mark Youngquist.......  33    Vice President -- Brewing Operations            N/A

---------------

* Director Nominees

     All executive officers hold office at the discretion of the Board of Directors.

     Frank B. Day. Mr. Day created the Rock Bottom Restaurant & Brewery and Old Chicago concepts and has supervised the operation of the Company since the opening of the first Old Chicago restaurant in Boulder, Colorado in 1976. Mr. Day served as the Company's Chairman of the Board and Chief Executive Officer since the Company's inception to December 1995. In December 1995, Mr. Day relinquished the post of Chief Executive Officer of the Company and now dedicates only a portion of his business time to Company matters. Mr. Day has more than 25 years of entrepreneurial experience in the restaurant and hospitality industry. In addition to the Company's 54 restaurants, Mr. Day has ownership interests in 14 restaurants, two hotels and two casinos. Mr. Day serves as a director and officer of Black Hawk Gaming and Development, Inc. ("Black Hawk"), a public company that operates a casino in Black Hawk, Colorado. Mr. Day holds a B.A. and an M.B.A. from Harvard University.

     Thomas A. Moxcey. Mr. Moxcey has served as Chief Executive Officer, President and Chief Operating Officer of the Company since December 1995, and President and Chief Operating Officer of the Company since the Company's inception in April 1994. From 1990 to 1994, Mr. Moxcey had been chiefly responsible for overseeing the businesses conducted by certain predecessor corporations which operated the Company's Rock Bottom Restaurant & Brewery restaurants and Old Chicago restaurants. From 1987 to 1990, Mr. Moxcey served as Executive Vice President of Operations for Village Inn Restaurants, a division of VICORP Restaurants, Inc., where he was responsible for supervising the operations of approximately 120 Village Inn restaurants. From 1985 to 1987, Mr. Moxcey served as Regional Vice President of Village Inn Restaurants. From 1983 to 1985, Mr. Moxcey served as President of Moxies Restaurants Inc., a wholly-owned subsidiary of Diversifoods Inc. that operated 78 Moxies, Cork n' Cleaver and Cisco's restaurants. From 1976 to 1983, Mr. Moxcey served as an area supervisor for Chart House Restaurants, Inc. Mr. Moxcey holds a B.S. in business administration from the University of Colorado.

     Robert D. Greenlee. Mr. Greenlee has been Secretary and a director of the Company since inception. Since 1988, Mr. Greenlee has served as President of Centennial Investment & Management Company, Inc., a private investment and consulting firm and, since 1991, has served as Chairman of the Board, Chief Executive Officer and President of Black Hawk. From 1975 to 1988, Mr. Greenlee owned and was Chief Executive Officer of Centennial Wireless, Inc., operator of KBCO (FM), Boulder, Colorado. Mr. Greenlee holds a B.A. in radio and television broadcasting and an M.A. in journalism and mass communications from Iowa State University.

     Duncan H. Cocroft. Mr. Cocroft has been a director of the Company since February 1996. Since January 1997, Mr. Cocroft has been a consultant, International Multifoods Corporation. Minneapolis-based Multifoods operates in three businesses: food service distribution in the US, bakery products in the US and Canada, and bakery and agricultural products in Venezuela. From 1990 to December 1996, Mr. Cocroft was Vice President of Finance and Chief Financial Officer of Multifoods. From 1987 to 1990, Mr. Cocroft was Vice President and Treasurer of Smithkline Beckman (now Smithkline Beecham), a large pharmaceutical company. Mr. Cocroft received a B.S. in economics from the University of Pennsylvania, Wharton School of Finance and Commerce.

     Mary C. Hacking. Ms. Hacking has been a director of the Company since September 1994. Since March 1995, Ms. Hacking has served as President, and is the majority stockholder, of Think Communications, Inc., a full service marketing and advertising firm. Ms. Hacking served as President of Barnhart Advertising, Marketing and Public Relations, Inc. from 1990 to February 1995. From 1984 to 1990, Ms. Hacking was Vice President Marketing for VICORP Restaurants, Inc. Ms. Hacking holds a B.A. from the University of Wisconsin (Madison) and an M.A. from Fordham University.

     Gerald A. Hornbeck. Mr. Hornbeck has been a director of the Company since September 1994. Mr. Hornbeck has over 25 years of restaurant management experience, including the responsibility for and opening of over 70 specialty restaurants. Mr. Hornbeck founded Concept Management, Inc. ("CMI"), a strategic planning and organizational development consulting company in 1990 and serves as its president. In 1984, Mr. Hornbeck founded the Cooker Restaurant Corporation concept, which operates casual dining restaurants, and served as its Executive Vice President and as a director from 1984 to 1989. Mr. Hornbeck holds a B.S. from the University of Arizona.

     David M. Lux. Mr. Lux is a founder and developer, with Messrs. Day and Foreman, of the Old Chicago concept. Since 1982, Mr. Lux has been a director and executive officer of Concept Restaurant Management C.S., Inc. ("CRMCS"), a restaurant management services company that operates three restaurants in Colorado Springs, Colorado. CRMCS is an unaffiliated company to CMI. Mr. Lux holds a B.S. in business administration from the University of Colorado.

     Arthur Wong. Mr. Wong has been a director of the Company since April 1995. Mr. Wong previously served as a director of a predecessor corporation. Mr. Wong is the President of Arthur Wong & Associates, a venture capital firm. Mr. Wong was president of HWP Associates, Inc., which was the general partner of 4900 S. Lake Shore Drive L.P., a partnership which owned and operated a 300 room Ramada Inn in Chicago and was liquidated under a bankruptcy proceeding in January 1994. Mr. Wong is also a principal in numerous private companies, which include computer software, hospitality, real estate, health care, retail, recreation and financial services. He received his B.A. from Ripon College.

     William R. Edmiston. Mr. Edmiston has served as Executive Vice President -- Old Chicago Operations since November 1996. From July 1995 to October 1996, Mr. Edmiston served as the Company's Vice

President -- Development. From 1994 to June 1995, Mr. Edmiston served as Director of Special Projects for Boston Chicken, Inc., where he was responsible for international operations. From 1988 to 1994, Mr. Edmiston worked for Blockbuster Entertainment Corporation, most recently as Director of International Development and Operations, where he expanded operations to 17 countries. From 1986 to 1988, Mr. Edmiston served as Vice President of Operations for a private restaurant holding company. From 1984 to 1986, Mr. Edmiston was the Director of New Concepts for S&A Restaurant Corporation, and prior to that owned and operated two restaurants in northern Colorado. Mr. Edmiston holds a B.A. in mass communications from the University of Houston.

     William S. Hoppe. Mr. Hoppe joined the Company in May 1996 as Chief Financial Officer and Treasurer, and was named Executive Vice President in November 1996. From 1993 to 1996, Mr. Hoppe was Executive Vice President and Chief Financial Officer for ZuZu, Inc., a restaurant company specializing in hand made mexican food. From 1983 to 1993, Mr. Hoppe was managing partner of Hoppe, Watson, and Company, a certified public accounting and consulting firm. During that time, Mr. Hoppe served as President of Chili's Beverage Company, a Brinker International affiliate, and President of Sfuzzi Beverage Company. Previously, Mr. Hoppe served as Controller and Chief Accounting Officer for Hunt International Resources Corporation, then franchisor of Shakey's Pizza Parlors. Mr. Hoppe is a Certified Public Accountant and holds a B.S. in accounting from Southern Illinois University and an M.B.A. from Pepperdine University.

     Ned R. Lidvall. Mr. Lidvall has served as Executive Vice
President -- Brewery Operations since November 1996. From October 1995 to October 1996, Mr. Lidvall served as the Company's Vice President -- Operations. From May 1994 until September 1995, Mr. Lidvall was Vice President of Operations for On the Border Cafes Corporation, a division of Brinker International. From September 1991 until April 1994, Mr. Lidvall was President and Chief Operating Officer of On The Border Cafes Corporation, which was sold to Brinker International in May 1994. From January 1991 to September 1991, Mr. Lidvall served as Vice President of Food & Beverage / Purchasing for Chi-Chi's Mexican Restaurants. From 1988 to 1991, Mr. Lidvall was a partner and Vice President of Operations at Western-Sizzlin Inc. From 1980 to 1988, Mr. Lidvall moved from Mid-Atlantic Director of Service and Beverage to Vice President of Franchise Operations for Chi-Chi's Mexican Restaurants. Mr. Lidvall attended the University of Kentucky.

     Timothy Trapp. Mr. Trapp joined the Company as Vice President -- Design & Architecture in May 1995 and was named Senior Vice President -- Design and Architecture in November 1996. Mr. Trapp is responsible for the design of several of the Old Chicago restaurants, and all the Rock Bottom Restaurant & Brewery restaurants. From 1981 to April 1995, Mr. Trapp headed Trapp & Associates, a restaurant design firm that performed restaurant design services for the Company as well as other clients. From 1978 to 1981, Mr. Trapp served as Vice President of Design and Architecture for Cork n' Cleaver Restaurants. From 1972 to 1978, Mr. Trapp served as senior associate at a multi-disciplined architectural firm. From 1970 to 1972, Mr. Trapp served as a department chairman at Purdue University. Mr. Trapp holds a B.A. of industrial design from the University of California, Long Beach.

     Robert H. Bullock. Mr. Bullock joined the Company in May 1994 as Director of Construction and was named Vice President -- Development in November 1996. Prior to May 1994, Mr. Bullock worked as a development manager for Boston Chicken Southwest, a Boston Chicken, Inc. development partner. From 1983 until 1993, Mr. Bullock worked as Director of Construction for Famous Restaurants, Inc. Mr. Bullock attended the University of Colorado and Arizona State University.

     Gary Foreman. Gary Foreman is a founder and developer, along with Frank Day and David Lux, of the Old Chicago concept. Mr. Foreman was named Vice President Concept Development -- Old Chicago Operations in November 1996. He was previously Vice President of Operations for the Old Chicago restaurants and was responsible for the day-to-day operations of the Company's Old Chicago restaurants from 1991 to 1996. From 1985 to 1991, Mr. Foreman served as Regional Supervisor for six of the Company's Old Chicago restaurants. From 1976 to 1985, Mr. Foreman served in various capacities in the Company's Old Chicago restaurants, including being responsible for all Old Chicago restaurant openings. Mr. Foreman attended South Dakota State University and the University of Colorado.

     Thomas P. McCarty. Mr. McCarty has served as Vice President Real
Estate -- Brewery Operations since 1995. From 1993 to 1995, Mr. McCarty was Vice President -- Development for the Company's (and certain predecessor corporation's) brewery restaurants and was responsible for overseeing all aspects of real estate site selection, design and construction. From 1988 to 1993, Mr. McCarty was President for Restaurant Brokerage, Inc., a real estate brokerage and consulting firm specializing in the restaurant industry. Mr. McCarty is also a director for Good Times Restaurants, Inc., a publicly traded quick-service hamburger chain. Mr. McCarty holds a B.S. in accounting and in journalism from the University of Colorado.

     Theresa D. Shelton. Ms. Shelton joined the Company as Controller in October 1994 and was named Vice President -- Finance in June of 1996. From September 1985 to September 1994, Ms. Shelton was an audit manager with Arthur Andersen LLP, where she specialized in the hospitality, real estate and oil and gas industries. Ms. Shelton is a Certified Public Accountant and holds a B.S. in accounting from Colorado State University. She is an active member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants.

     W.G. Warfield. Mr. Warfield was named Vice President Concept
Development -- Brewery Operations in November 1996. Prior to that, he served as Vice President of Operations for the brewery restaurants and was chiefly responsible for the day to day operations of these restaurants from 1991 to 1996. From 1985 to 1990, Mr. Warfield was an area manager for Stouffer Restaurant Company and was responsible for overseeing the operation of six restaurants in Colorado and Texas. From 1981 to 1985, Mr. Warfield served as Operations General Manager at Associated Host of California, where he was responsible for restaurant openings. Mr. Warfield attended the University of Cincinnati.

     Jeff C. Willison. Mr. Willison joined the Company as Vice
President -- Training in March 1996. From 1995 to 1996, Mr. Willison served as Director of Training for Harborage I Ltd., and from 1994 to 1990, served as Director of Training for Grace Hotel Services. Mr. Willison held several manager and director level training and purchasing positions with S&A Restaurant Corporation from 1980 to 1993. Mr. Willison has extensive background in training program development and implementation and has participated in the development and execution of over 50 new restaurant openings. Mr. Willison holds an associates degree in business administration from Monroe Community College.

     Karen J. Willison. Ms. Willison joined the Company in April 1996 as Vice President -- Marketing. From 1992 to 1996, Ms. Willison served as the Director of Marketing for On the Border Cafes Corporation, a division of Brinker International. Ms. Willison has spent over 20 years in the restaurant industry, beginning in operations with S&A Restaurant Corporation in 1973. Ms. Willison attended the State University of New York at Genesee, and the University of Southern Florida.

     Mark Youngquist. Mr. Youngquist has served as head brewmaster of the Rock Bottom Restaurant & Brewery restaurants since their inception in 1990, and was named Vice President -- Brewing Operations in June 1996. He is responsible for all aspects of the Company's brewing operations including brewing equipment design and installation, recipe formulation and brewing operations. From 1986 to 1989, Mr. Youngquist was employed by BridgePort Brewing Company, a microbrewery in Oregon, where he was involved in various brewing-related activities. Mr. Youngquist is a member of the Master Brewers Association of America. He holds a B.A. in business administration from Lewis & Clark College.

BOARD MEETINGS AND COMMITTEES

     During the 1996 fiscal year, the Board of Directors held seven meetings. No director attended fewer than 75 percent of (i) the number of meetings of the Board of Directors held during the period he or she served on the Board of Directors and (ii) the number of meetings of committees of the Board of Directors held during the period he or she served on such committees. During 1996, the Board had a Compensation Committee, an Audit Committee, a Nominating Committee and a Finance Committee.

     Compensation Committee. The Compensation Committee is responsible for creating a competitive compensation structure and ensuring the integrity of the Company's compensation and benefit practices. The committee is also responsible for reviewing and reporting to the Board on compensation and personnel policies and programs. The Compensation Committee comprised David M. Lux, Mary C. Hacking and Gerald A. Hornbeck through April 1996, at which time the committee was reconfigured. The Compensation Committee now comprises David M. Lux, Duncan H. Cocroft and Arthur Wong. The Compensation Committee held six meetings during the 1996 fiscal year.

     Audit Committee. The Audit Committee is responsible for providing the Board an independent and thorough review of financial, legal and ethical practices as well as any relevant rulings by the Securities and Exchange Commission (the "Commission"), the Internal Revenue Service and other regulatory bodies. The committee also provides the Board assurance that the financial statements are being prepared according to generally accepted accounting principles and makes the Board aware of the status of the Company's internal control procedures, matters of corporate conduct, conflicts of interest or any improprieties. The Audit Committee also recommends to the Board of Directors the appointment of the Company's independent auditors. The Audit Committee is comprised of Robert D. Greenlee, Mary C. Hacking, Gerald A. Hornbeck and Arthur Wong. The Audit Committee held two meetings during the 1996 fiscal year.

     Nominating Committee. The Nominating Committee is responsible for ensuring that there is an appropriate structure for management succession and development and an effective process for director selection and tenure. The Nominating Committee is comprised of Frank B. Day, Thomas A. Moxcey and Gerald A. Hornbeck. The Nominating Committee held one meeting during fiscal 1996. Any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Company no later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Finance Committee. The Finance Committee was formed in February 1996 and is responsible for reviewing and reporting to the Board on matters regarding the Company's investment strategies, capital investments, credit facilities, annual budgets and quarterly Company performance. The Finance Committee comprises Frank
B. Day, Thomas A. Moxcey, Robert D. Greenlee, Arthur Wong and Duncan H. Cocroft. The committee held four formal meetings during fiscal 1996.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the Commission and the Nasdaq Stock Market, Inc. Based solely upon its review of copies of the Section 16(a) reports and the written representations the Company has received, the Company believes that during its fiscal year ended December 29, 1996, all of its directors, executive officers and greater than 10% beneficial owners were in compliance with their filing requirements except as set forth in this paragraph. Messrs. Cocroft, Foreman, Warfield, and Hoppe, and Ms. Shelton each filed a late Form 3. Messrs. Lidvall and Hoppe each filed a late Form 4 with respect to one transaction.

COMPENSATION OF DIRECTORS

     The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as nonemployee directors of the Company. The Company has six nonemployee directors. The Company pays its nonemployee directors $1,000 for each meeting attended and reimburses each nonemployee director for reasonable expenses in attending Company meetings. Under the Directors' Plan, approved by the Company's stockholders in June 1994 and adopted on July 21, 1994, nonemployee directors of the Company receive stock options. Only directors who are not also employees of the Company or any of its subsidiaries are eligible to participate in the Directors' Plan. The Board of Directors has approved an amendment to the Directors' Plan to increase the number of shares authorized for issuance from 75,000 shares to 100,000 shares, and this amendment is being submitted to the Company's stockholders for their approval at the Annual Meeting. For a discussion of the Directors' Plan and the proposed amendment, see "PROPOSAL
3 -- AMENDMENT TO THE DIRECTORS' PLAN."

     Mr. Day provides ongoing consulting services to the Company primarily in the areas of new restaurant site selection and design. During 1996, the Company paid FBD Management Corp., a company owned 100% by Mr. Day, $100,000 for such consulting services. Additionally, upon approval from the Compensation Committee, the Company granted Mr. Day 25,000 stock options in June 1996 at an exercise price of $15.13 per share, and awarded him 10,499 shares of restricted stock in February 1997. Such restricted shares have a three year cliff-vesting period. Both awards were made under the Equity Plan.

     Mr. Hornbeck also provides consulting services to the Company on an as required basis at the Company's discretion. During 1996, the Company paid $95,000 to Concept Management, a company owned by Mr. Hornbeck, for strategic planning and development services provided to the Company, and in June 1996 issued Mr. Hornbeck 15,000 stock options. These options were granted under the Equity Plan at an exercise price of $13.50. The Company also paid $13,996 to Think Communications Inc., a company of which Ms. Hacking is President and the majority stockholder, for marketing and strategic planning services provided to the Company.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company to its Chief Executive Officer and executive officers, other than the Chief Executive Officer, whose individual salary and bonus exceeded $100,000 during the fiscal year ended December 29, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                            ANNUAL COMPENSATION                   COMPENSATION AWARDS
                                 ------------------------------------------   ---------------------------
                                                               OTHER ANNUAL     RESTRICTED     SECURITIES
                                                               COMPENSATION       STOCK        UNDERLYING
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)       ($)        AWARD(S)($)(1)   OPTIONS(#)
  ---------------------------    ----   ---------   --------   ------------   --------------   ----------
Thomas A. Moxcey...............  1996    185,000         --           --          179,663            --
  President, Chief Executive     1995    165,000     10,000           --               --        65,000
  Officer and Chief              1994    125,000     35,000           --               --       135,000
  Operating Officer
William S. Edmiston............  1996    135,000         --           --           95,173            --
  Executive Vice
     President -- Old            1995     50,481         --           --               --        60,000
  Chicago Operations
William S. Hoppe(2)(3).........  1996     83,077         --       56,967          101,289        40,000
  Executive Vice President,
  Chief Financial Officer and
  Treasurer
Ned R. Lidvall(3)..............  1996    135,000         --           --           98,430            --
  Executive Vice President --    1995     22,500         --           --               --        40,000
  Brewery Operations
Timothy Trapp..................  1996    123,462     29,333           --           50,496            --
  Senior Vice President --       1995     71,923         --           --               --        40,000
  Design & Architecture

---------------

(1) Includes restricted stock awards made in February 1997, but earned in 1996 pursuant to the Executive Bonus Plan (defined below) that have a three year cliff-vesting period: Mr. Moxcey -- 19,423 shares, Mr. Edmiston -- 10,289 shares, Mr. Hoppe -- 9,921 shares, Mr. Lidvall -- 9,554 shares and Mr.
    Trapp -- 5,459 shares. The closing sale price for a share of Common Stock on the date of grant was $9.25 per share.

(2) Mr. Hoppe joined the Company in May 1996 and received an annualized salary of 135,000. Other Annual Compensation includes $47,425 for reimbursement of Mr. Hoppe's relocation expenses.

(3) Restricted stock awards include 952 shares issued to Mr. Hoppe in April 1996, and 1,087 shares issued to Mr. Lidvall in January 1996. The shares had a one year vesting period, and were awarded as incentives for employment. The closing sale price for a share of Common Stock on December 27, 1996 was $11.00 per share.

     The Company's bonus program for the named officers is the annual incentive program for executive officers ("Executive Bonus Plan"). The purpose of the Executive Bonus Plan is to provide direct financial incentives in the form of restricted stock to executives to achieve specified Company goals. Under the Executive Bonus Plan, the Compensation Committee, based on recommendations from the Chief Executive Officer, establishes target financial goals. Actual bonuses awarded by the Compensation Committee at the end of each year are based on the achievement of the target financial goals. If these financial goals are exceeded, executives are eligible for an additional performance plus bonus, up to 25% of the target bonus. The Company achieved the target financial goals during 1996, and in February 1997 the Company awarded 54,646 shares of restricted stock to all executive officers as a group.

     The Company adopted the Equity Plan on July 21, 1994. The purpose of the Equity Plan is to provide long-term incentives to the Company's key employees and consultants. The Board of Directors has approved an amendment to the Equity Plan to increase the number of shares authorized for issuance from 1,275,768 shares to 1,575,768 shares, and this amendment to the Employee's Plan is being submitted to the Company's stockholders for their approval at the Annual Meeting. For a discussion of the Equity Plan and the proposed amendment, see "PROPOSAL 2 -- AMENDMENT TO THE EQUITY PLAN."

     The following table sets forth information as to the stock options granted to the named executive officers during the 1996 fiscal year. No stock appreciation rights were awarded during fiscal 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL REALIZED
                                                                                                          VALUE AT ASSUMED
                                                                                                           ANNUAL RATES OF
                                            NUMBER OF                                                        STOCK PRICE
                                           SECURITIES     PERCENTAGE OF TOTAL                             APPRECIATION FOR
                                           UNDERLYING     OPTIONS GRANTED TO    EXERCISE                  OPTION TERM($)(2)
                                             OPTIONS         EMPLOYEES IN         PRICE     EXPIRATION   -------------------
                  NAME                    GRANTED(#)(1)       FISCAL YEAR       ($/SHARE)      DATE         5%        10%
                  ----                    -------------   -------------------   ---------   ----------   --------   --------
William S. Hoppe........................     40,000              25.8%            10.50      4/12/06      264,000    669,200

---------------

(1) The options are exercisable in three equal annual installments on the first three anniversary dates following the date of grant, and have a 10 year term.

(2) Assumed annual appreciation rates are set by the Commission and are not a forecast of future appreciation. The amounts shown are pre-tax and assume the options will be held throughout the entire ten-year term. Actual gains, if any, are dependent upon the future performance of the Common Stock, as well as continued employment of the option holder through the vesting period.

     The following information is furnished for the Company's 1996 fiscal year with respect to the named executive officers for stock option exercises which occurred during fiscal 1996:

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                          OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                           SHARES                            YEAR-END(#)            AT FISCAL YEAR-END($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
         NAME             EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------   -----------   -----------   -------------   -----------   -------------
Thomas A. Moxcey.......         0              0       105,667        88,333         252,000        135,000
William S. Edmiston....         0              0        20,000        40,000               0              0
William S. Hoppe.......         0              0             0        40,000               0         20,000
Ned R. Lidvall.........         0              0        13,333        26,667               0              0
Timothy Trapp..........         0              0        13,333        26,667               0              0

---------------

(1) Based on the difference between the option exercise prices (ranging from $8.00 to $20.25) and the closing sale price ($11.00) of a share of Common Stock as reported on the Nasdaq National Market System on December 27, 1996, the last trading day prior to the close of the Company's 1996 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was comprised of David M. Lux, Mary A. Hacking, and Gerald A. Hornbeck prior to April 1996, at which time the committee was reconfigured. Since April 1996, the Compensation Committee has included Messrs. Lux, Cocroft and Wong.

     The Company leases the Old Chicago restaurants located on Tejon Street and Commerce Drive in Colorado Springs, Colorado from partnerships owned in part by Mr. Lux. The Company also leases the Old Chicago restaurant in Bettendorf, Iowa from a corporation owned by Mr. Wong and his affiliates. Pursuant to these leases, the Company paid $266,606 and $25,000, respectively, in the year ended December 29, 1996. Also during 1996, the Company paid $95,000 to Concept Management, a company owned by Mr. Hornbeck, for strategic planning and development services provided to the Company, and in June 1996 issued Mr. Hornbeck 15,000 stock options. These options were granted under the Equity Plan at an exercise price of $13.50 per share. The Company also paid $13,996 to Think Communications Inc., a company of which Ms. Hacking is President and the majority stockholder, for marketing and strategic planning services provided to the Company. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Affiliated Leases."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board, which is composed of three members who are nonemployee directors. The Compensation Committee recommends to the Board for approval all compensation arrangements of the executive officers of the Company. In reviewing the compensation of individual executive officers, the Compensation Committee considers published industry compensation surveys, compensation paid to executive officers at other competitive restaurant companies, current market conditions and the recommendations of management.

  Compensation Philosophy

     The Company's compensation philosophy is to (i) provide a compensation program that will be able to attract, select and retain high caliber managerial talent, (ii) provide compensation opportunities that are competitive with those provided by other restaurant companies, and (iii) create a balance between short-term performance measures and long-term strategic decisions through incentive programs which are linked to stockholder value. Available forms of executive compensation include base salary, restricted stock awards through the bonus plan and stock options.

  Base Salary

     Base salary for executive officers is determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in comparable companies. Individual salaries are determined considering the person's performance against personal objectives for the year, as well as the Company's performance against certain corporate objectives, such as comparable restaurant sales growth, comparisons of budgeted amounts to actual amounts and overall profitability of the Company.

  Bonus Plan

     The purpose of the Executive Bonus Plan is to provide equity ownership to executives in the form of restricted stock for achieving specified financial goals. This plan is intended to align the interests of the Company's executives with the long-term interests of stockholders by rewarding management for building share price over time, and encourages Company stock ownership and capital accumulation. Under the plan, the Compensation Committee, based on recommendations from the Chief Executive Officer, establishes target financial goals. Messrs. Moxcey, Edmiston, Hoppe, Lidvall and Trapp were eligible to receive 100%, 70%, 70%, 70% and 40%, respectively, of their base salary in shares of restricted stock for achieving such goals. The restricted stock has a three year cliff-vesting period from the date of issuance. A performance plus bonus is payable in 5% increments if target financial goals are exceeded, up to a maximum of 25%. The Company achieved the target financial goals during 1996, and in February 1997 the Company awarded the executive officers a total of 54,646 shares of restricted stock.

  Equity Incentive Plan

     The Equity Plan authorizes the Compensation Committee, or its designee, to grant incentive or non-statutory stock options to purchase shares of Common Stock, and to issue restricted stock to eligible officers and employees of the Company. The purpose of the Equity Plan is to enable the Company to attract, retain and motivate its employees and to enable employees to participate in the long-term growth of the Company by providing for or increasing the proprietary interest of such employees in the Company. Grants to executive officers under the Equity Plan are designed to align a portion of the executive's compensation with the long-term interests of the Company's stockholders. Upon recommendation from the Compensation Committee, the named executive officers were granted 57,500 stock options in January 1997 at an exercise price of $10.93 per share.

  Compensation of the Chief Executive Officer

     Mr. Moxcey's performance is reviewed annually by the Compensation Committee and the Board of Directors. In setting compensation for Mr. Moxcey for fiscal year 1996, the Compensation Committee considered the salaries paid to chief executive officers at other restaurant companies, as well as Mr. Moxcey's performance as Chief Operating Officer prior to assuming the additional position of Chief Executive Officer in December 1995. The Compensation Committee also reviewed other compensation arrangements for executives of the Company's peers in the restaurant industry, taking into consideration experience level and scope of responsibilities. Based on these factors, and the Company's overall future business objectives, Mr. Moxcey's salary was established at $185,000, a level below the median salary level for chief executive officers of other restaurant companies.

     Additionally, pursuant to the Executive Bonus Plan described above, Mr. Moxcey was awarded 19,423 shares of restricted stock in February 1997, and was granted 20,000 stock options in January 1997 in recognition of his performance during the 1996 fiscal year. The options were granted under the Equity Plan at an exercise price of $10.93 per share, and vest evenly over a three year period.

                                            Compensation Committee Members
                                            David M. Lux
                                            Duncan C. Cocroft
                                            Arthur Wong

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on Common Stock over the period since the Company's initial public offering on July 21, 1994 with the cumulative total return on the published Standard & Poor's 400 Midcap Restaurant Index and the Nasdaq Composite (US).

                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 7/21/94)

        MEASUREMENT PERIOD             ROCK BOTTOM      S&P 400 MIDCAP    NASDAQ COMPOSITE
      (FISCAL YEAR COVERED)         RESTAURANTS, INC.  RESTAURANT INDEX         (US)
7/21/94                                        100.00             100.00             100.00
12/25/94                                       231.25              83.71             104.60
12/31/95                                       162.50              83.53             149.79
12/29/96                                       129.69              80.12             184.29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of Common Stock as of March 30, 1997: (i) by each person known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each executive officer named in the Summary Compensation Table and each director and
(iii) all directors and executive officers of the Company as a group.

                                                             NUMBER OF    PERCENTAGE OF
                           NAME                               SHARES      COMMON STOCK
                           ----                              ---------    -------------
ICM Asset Management, Inc..................................    867,250         10.9
  601 W. Main Ave., Suite 600
  Spokane, WA 99201
Welington Management Company, LLP..........................    589,000          7.4
  75 State Street
  Boston, MA 02109
Frank B. Day(1)............................................  1,328,772         16.7
Thomas A. Moxcey(2)........................................    168,277          2.1
Robert D. Greenlee(3)......................................    543,636          6.8
Duncan H. Cocroft(3).......................................      3,750        *
Mary C. Hacking(3).........................................     10,500        *
Gerald A. Hornbeck(3)......................................     20,500        *
David M. Lux(4)............................................    201,565          2.5
Arthur Wong(3).............................................    211,700          2.7
William R. Edmiston(3)(5)..................................     30,288        *
William S. Hoppe(3)(5).....................................     24,206        *
Ned R. Lidvall(3)(5).......................................     24,851        *
Timothy Trapp(3)(5)........................................     21,045        *
All directors and executive officers as a group (13
  persons)(6)..............................................  2,603,288         31.6

---------------

  * Amount is less than one percent.

(1) Includes 680,635 shares held in trusts of which Mr. Day is trustee, and 10,499 shares of restricted stock.

(2) Includes 15,000 shares owned by Diane Moxcey, Mr. Moxcey's wife, 19,423 shares of restricted stock, and 127,332 shares subject to stock options exercisable within 60 days.

(3) Includes shares subject to stock options exercisable within 60 days: Mr. Cocroft -- 3,750 shares, Ms. Hacking and Mr. Greenlee -- 10,500 shares each, Mr. Hornbeck -- 20,500 shares, Mr. Wong -- 10,500 shares, Mr.
    Edmiston -- 20,000 shares, Messrs. Hoppe, Lidvall and Trapp -- 13,333 shares each.

(4) Includes 8,850 shares held in the David M. Lux Irrevocable Grantor Trust of which Mr. Lux is trustee, 3,000 shares held by DT Lux Ltd. of which Mr. Lux is the general partner, and 3,000 shares subject to stock options exercisable within 60 days.

(5) Includes the following restricted stock awards: Mr. Edmiston -- 10,289 shares, Mr. Hoppe -- 10,873 shares, Mr. Lidvall -- 10,641 shares and Mr. Trapp -- 5,459 shares.

(6) Includes a total of 259,178 shares subject to stock options exercisable within 60 days, and 67,184 shares of restricted stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is a description of transactions entered into during the last fiscal year between the Company and certain of its stockholders, officers and directors, and corporations or other organizations affiliated with such stockholders, officers and directors.

AFFILIATED LEASES

     The Company leases the Old Chicago restaurant in Fort Collins, Colorado from C. B. Partnership, a partnership that is 50% owned by 141 College Partnership. Messrs. Wong and Day own 12% and 10%, respectively, of 141 College Partnership. The lease term commenced in 1982 and will expire in 2000. The annual base rent for 1996 was $92,850 and increases $2,100 annually. The Company pays additional rent based on the difference between the base rent and 6% of gross sales. Pursuant to this lease, the Company paid $135,134 (which included additional rent of $42,284) in the year ended December 29, 1996.

     The Company subleases the Old Chicago restaurant on Tejon Street, Colorado Springs, Colorado from Old Chicago Colorado Springs Limited Partnership, a partnership which is 95% owned by Messrs. Day, Wong and Lux. The restaurant sublease, which originally expired in 1997, was revised and a new sublease commenced on April 1, 1995, and will expire in March 2005. The initial base rent for years one through four under the sublease is $120,000, and increases to $128,350 for years five through ten of the sublease. The Company pays additional rent based on the difference between the base rent and 6% of gross sales. Pursuant to this lease, the Company paid $121,950 (which included additional rent of $1,950) in the year ended December 29, 1996.

     The Company leases the Old Chicago restaurant on Commerce Center Drive in Colorado Springs, Colorado from Lux/Day Northport Ltd., a partnership that is 95% owned by Messrs. Day and Lux. The lease term commenced in 1986, terminates in 2006 and provides for a monthly payment of $11,000 or 6% of sales, whichever is higher. Pursuant to this lease, the Company paid $144,656 (which included additional rent of $16,656) in the year ended December 29, 1996.

     The Company leases the Old Chicago restaurant in Bettendorf, Iowa, from Dulcet, LLC, an Iowa limited liability corporation in which Mr. Wong and his wife have a majority ownership interest. The lease commenced in June 1996, terminates in 2011 and provides for a monthly payment of $6,250. The monthly payment increases to $7,078 in years six through ten and to $8,016 in years ten through fifteen. Pursuant to this lease, the Company paid $25,000 in the year ended December 29, 1996.

     The Company leases the brewery restaurant in Boulder, Colorado, from The 1123 Walnut Corporation, a corporation owned by Messrs. Greenlee and Day. The lease will expire in 1999 and provides for an annual base rent of $84,000. From and after 1990, the base rent increases annually based on increases in the Consumer Price Index. The Company also pays additional rent based on the difference between the base rent and 6% of gross restaurant sales. Pursuant to the lease, the Company paid $176,956 (which included additional rent of $92,956) in the year ended December 29, 1996.

     Management believes the terms of these leases are no less favorable to the Company than those that could be obtained from unaffiliated third parties. All transactions with affiliated lessors or any other affiliate are subject to the approval of the Company's disinterested directors and are on terms believed by such directors to be no less favorable to the Company than those available from unaffiliated third parties.

CONSULTING AND OTHER ARRANGEMENTS WITH AFFILIATES

     Prior to August 1996, the Company obtained its employee health insurance coverage with Concept Restaurants, Inc., ("Concept Restaurants") a corporation owned in part by Messrs. Day and Wong, who in turn contracted with a third party insurance company. Concept Restaurants is an unaffiliated entity to both CMI and CRMCS. Premiums paid were determined by the insurance company and were based on total number of employees. The total amount paid to Concept Restaurants for employee health insurance for the fiscal year ended December 29, 1996, was $327,539. Since August 1996, the Company has administered its own self-funded employee health insurance plan.

GUARANTEES

     As of December 29, 1996, the Company had obligations under capital leases of $311,586 that are guaranteed by certain stockholders of the Company.

CONFLICTS OF INTEREST

     Certain of the above transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. In addition, Mr. Day, the Company's Chairman, owns interests in 14 other casual dining restaurants, two hotels and two casinos and serves in various capacities with other companies. The restaurants in which Mr. Day owns interests may be considered to compete with the Company's restaurants. One of the restaurant concepts in which Mr. Day owns an interest is a restaurant/tavern featuring wood-fired pizza. Currently four of these restaurants are in operation in the Denver metropolitan area, and additional restaurants are planned for the future. Furthermore, Mr. Day may be presented with business opportunities that could be of interest to the Company. Mr. Day will present all opportunities brought to him (i) in his capacity as Chairman of the Board, (ii) relating to brewpub restaurants and (iii) relating to opportunities to develop restaurants outside of Colorado to the Company's Board of Directors before pursuing any such opportunity on behalf of himself or any other company. With respect to opportunities in Colorado brought to Mr. Day in his capacity as an investor/entrepreneur, Mr. Day will present to the Company's Board of Directors such opportunities as he, in his business judgment, determines to be potentially suitable for the Company, except that Mr. Day has agreed that site opportunities for the wood-fired pizza restaurant/tavern concept will be presented to the Company for consideration before being pursued on behalf of that concept. Mr. Day is no longer an officer of the Company, and anticipates only spending a portion of his business time working on the Company's affairs. Mr. Lux, a director of the Company, owns interests in several of the restaurants in which Mr. Day owns an interest. See "Directors, Executive Officers and Key Employees." Although Messrs. Day and Lux may owe fiduciary duties to the Company and its stockholders, there can be no assurance that conflicts of interest always will be resolved in a manner favorable to the Company. In addition, under certain circumstances, the Company is obligated to indemnify its officers and directors.

                   PROPOSAL 2 -- AMENDMENT TO THE EQUITY PLAN

EQUITY PLAN SUMMARY

     To ensure the continued availability of the Equity Plan to attract, motivate and retain employees, on March 18, 1997, the Board of Directors, upon the recommendation of the Compensation Committee, approved an amendment to the Equity Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares of Common Stock authorized for issuance under the Equity Plan from 1,275,768 shares (subject to an annual adjustment) to 1,575,768 shares (subject to an annual adjustment).

     The Equity Plan is intended to advance the interests of the Company by providing long-term incentives to the Company's employees and consultants (currently approximately 150 people). The Equity Plan became effective upon consummation of the Company's initial public offering. The Equity Plan currently provides for the issuance of 1,275,768 shares of Common Stock. The Equity Plan also provides that the number of shares authorized for issuance under the Plan automatically is increased annually by an amount equal to the number of shares equal to one-half of one percent of the Company's then issued and outstanding shares. As of the date of this Proxy Statement, the number of shares authorized for issuance under the Equity Plan had been increased by 75,768 shares, and based on the current capitalization of the Company, the Company anticipates an increase of 39,534 shares in July 1997. The additional shares may be divided among the various Equity Plan components, but currently no more than 1,275,768 shares are available for the grant of incentive stock options ("ISOs"). Under the Equity Plan, the Company may grant to employees and consultants awards of restricted stock, stock options, and supplemental bonuses or any combination thereof.

     The Equity Plan is administered by the Compensation Committee with respect to grants to executive officers, and by Mr. Moxcey for all other grants. Subject to the terms of the Equity Plan, the Compensation Committee or Mr. Moxcey determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to the Company upon exercise of options and the terms of any option.

     Under the Equity Plan, the Company may grant both ISOs intended to qualify under Section 422 of the Code, and options which are not qualified as incentive stock options ("non-statutory stock options"). Incentive stock options may be granted only to persons who are employees of the Company.

     ISOs may not be granted at an exercise price of less than the fair market value of the Common Stock on the date of grant. The exercise price of non-statutory stock options granted under the Equity Plan may be less than the fair market value of the Common Stock on the date of grant, such exercise price to be determined by the Compensation Committee. The exercise price of ISOs granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years. In all other cases, the terms of the options cannot exceed 10 years from the date of grant.

     Under the performance award component of the Equity Plan, participants may be granted an award denominated in shares of Common Stock or in dollars. Achievement of the performance targets, or multiple performance targets established by the Compensation Committee relating to corporate, group, unit or individual performance, based upon standards set by the Compensation Committee, will entitle the participant to payment at the full amount specified with respect to the award, subject to adjustment at the discretion of the Compensation Committee in the event of performance exceeding the minimum performance target, but below the maximum performance target applicable to such award. Payment may be made in cash, Common Stock or any combination thereof, as determined by the Compensation Committee, and will be adjusted in the event the participant ceases to be an employee of the Company before the end of a performance cycle by reason of death, disability or retirement. The Equity Plan provides for cancellation of all outstanding awards upon a participant's termination of employment for any other reason during a performance cycle.

     Under the restricted stock component of the Equity Plan, the Company may, in selected cases, issue to a plan participant a given number of shares of restricted stock. Restricted stock under the Equity Plan is Common Stock restricted as to sale, pending fulfillment of such vesting schedule and employment requirements as the Compensation Committee determines. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The Equity Plan provides for forfeiture of restricted stock for breach of the conditions of grant. Upon a participant's death, disability or retirement, all employment period and other applicable restrictions will lapse and such shares will be fully nonforfeitable.

     As of March 30, 1997, options to purchase a total of 979,671 shares at a weighted average exercise price of $11.98 per share were outstanding under the Equity Plan. Additionally, restricted shares totaling 67,184 were awarded under the Equity Plan to (i) executive officers in connection with the Executive Bonus Plan, (ii) Messrs. Lidvall and Hoppe as incentives for employment, and (iii) Mr. Day for consulting services performed.

     The Board of Directors may amend the Equity Plan at any time or may terminate such plan without the approval of the stockholders. However, stockholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to participate or changes in any material respect the limitation or provisions of the options subject to the plans. However, no action by the Board of Directors or stockholders may alter or impair any award previously granted without the consent of the award holder.

     The grants and awards that will be received by or allocated to those participating in the Equity Plan during 1997 are shown below.

                               NEW PLAN BENEFITS

                                                                      RESTRICTED STOCK
                                           STOCK OPTIONS       -------------------------------
           NAME AND POSITION             NUMBER OF UNITS(1)    NUMBER OF UNITS    DOLLAR VALUE
           -----------------             ------------------    ---------------    ------------
Thomas A. Moxcey(2)....................        20,000              19,423           179,663
  President, Chief Executive Officer
     and
  Chief Operating Officer
William S. Edmiston(2).................        10,000              10,289            95,173
  Executive Vice President -- Old
     Chicago
  Operations
William S. Hoppe(2)....................        10,000               9,921            91,769
  Executive Vice President, Chief
  Financial Officer and Treasurer
Ned R. Lidvall(2)......................        10,000               9,554            88,375
  Executive Vice President -- Brewery
  Operations
Timothy Trapp(2).......................         7,500               5,459            50,496
  Senior Vice President -- Design &
  Architecture
Executive Group........................        62,500              54,646           505,476
Non-Executive Director Group...........            --              10,499            97,116
Non-Executive Officer Employee
  Group................................        79,250                  --                --

---------------

(1) Stock options were issued in January 1997 at an exercise price of $10.93, and the closing sale price for a share of Common Stock as of March 27, 1997 was $11.50 per share.

(2) Shares of restricted stock were awarded to the named executive officers in February 1997, but earned in 1996 pursuant to the Executive Bonus Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE EQUITY PLAN

     The following is a general summary of the federal income tax consequences that may apply to recipients of options, performance shares and performance units under the Equity Plan. Because the application of tax laws may vary according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences to him of participating in the Equity Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

  Incentive Stock Options ("ISO")

     A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no taxable income is recognized upon exercise of an ISO unless the alternative minimum tax applies as described below. Instead, a participant who exercises an ISO recognizes taxable gain or loss when he sells his shares. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as long-term capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. In this event, the Company receives no deduction with respect to the ISO shares. Long-term capital gains of individuals presently may be taxed at lower rates than ordinary income, but the deductibility of capital losses remains subject to limitation.

     If the participant disposes of the shares within one year after the option was exercised or within two years after the option was granted (a "disqualifying disposition"), he recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially up to six months thereafter if the participant is subject to Section 16(b) of the Exchange Act) and the option price; provided, however, that in the case of a disposition where a loss, if sustained, would be recognized for tax purposes, the ordinary income recognized shall not exceed the net gain upon such disposition. Any additional gain will be taxed as capital gain. Any loss will be taxed as a capital loss. The Company generally receives a corresponding deduction in the year of disposition equal to the amount of ordinary income recognized by the participant.

  Effect of Alternative Minimum Tax

     Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax ("AMT"). The AMT is payable only if and to the extent that it exceeds the taxpayer's regular tax liability, and any AMT paid generally may be credited against subsequent regular tax liability. For purposes of the AMT, an ISO is treated as if it were an NSO (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes. However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition, where a loss, if sustained, would be recognized, occurs in the same taxable year as the options are exercised.

  Non-Statutory Stock Options ("NSO")

     The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted, but upon the exercise of an NSO, the difference between the fair market value of the shares on the date of exercise and the option price is taxable as ordinary income and generally is deductible by the Company. If the participant is subject to Section 16(b) of the Exchange Act, the date for measuring taxable income potentially may be deferred for up to six months after the date of exercise (unless the optionee makes an election under Section 83(b) of the Code within 30 days after exercise), in which case the participant will be taxed currently upon exercise of the NSO in an amount equal to the excess, if any, of the fair market value of the shares at that time over the option price. Any future appreciation in the shares will be treated as capital gain upon the sale or exchange of the shares.

  Restricted Stock

     In general, a participant will not recognize taxable income upon the receipt of Restricted Stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock will be treated as capital gain upon the sale or exchange of the stock. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on Restricted Stock before the stock is taken into income are ordinary compensation income to the participant and generally are deductible by the Company.

  Performance Shares

     A participant will recognize taxable income upon the receipt of stock in payment of performance shares in an amount equal to the fair market value of the stock at such time. If the participant is subject to Section 16(b) of the Exchange Act, the date of taxation potentially may be deferred for up to six months (unless the participant makes an election under Section 83(b) of the Code within 30 days after receipt). The amount of income recognized by the participant generally is deductible by the Company.

  Performance Units

     A participant will recognize ordinary compensation income on the receipt of cash in payment of performance units. This amount generally is deductible by the Company.

  Withholding

     The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any stock option or other award under the Equity Plan, including, but not limited to withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   AND IN FAVOR OF APPROVAL OF THE AMENDMENT
                               TO THE EQUITY PLAN

                 PROPOSAL 3 -- AMENDMENT TO THE DIRECTORS' PLAN

DIRECTORS' PLAN SUMMARY

     On March 18, 1997, the Board of Directors, approved an amendment to the Directors' Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan from 75,000 shares to 100,000 shares.

     The Directors' Plan provides for an automatic grant of an option to purchase 7,500 shares of Common Stock to each nonemployee director at the commencement of his or her initial term of service on the Board, which option will become exercisable at the rate of 3,750 shares on the first anniversary and 3,750 shares on the second anniversary of the initial date of grant. In addition, each nonemployee director will receive an automatic grant of an option to purchase 3,000 shares of Common Stock on each anniversary of the commencement of his or her initial term of service on the Board, which options vest one year from the date of grant. Upon the termination of a director's status following a change in control of the Company, options outstanding under the Directors' Plan will immediately become fully vested and exercisable for a period of three months.

     Each option granted under the Directors' Plan expires ten years from the date of grant. The option exercise price must be equal to 100% of the fair market value of the Common Stock on the date of grant of the option. Options granted to directors under the Directors' Plan will be treated as non-statutory stock options under the Code. As of March 30, 1997, the Company had outstanding options to purchase 61,500 shares of Common Stock under the Directors' Plan at a weighted average exercise price of $13.59 per share.

     The Board of Directors may amend the Directors' Plan at any time or may terminate such plan without approval of the stockholders. However, stockholder approval is required for any amendment which materially increases the number of shares for which options may be granted, or changes in any material respect the benefits accruing to participants or the requirements as to eligibility in the plan.

     The grants that will be received by the Company's non-employee directors under the Directors' Plan during 1997 are shown below.

                                            NUMBER OF
           NAME AND POSITION                UNITS(1)
           -----------------                ---------
Frank B. Day............................      3,000
  Chairman of the Board
Duncan H. Cocroft(2)....................      3,000
  Director
Mary C. Hacking.........................      3,000
  Director
Gerald A. Hornbeck......................      3,000
  Director
David M. Lux............................      3,000
  Director
Arthur Wong.............................      3,000
  Director
Non-Executive Director Group............     18,000

---------------

(1) The closing sale price for a share of Common Stock as of March 27, 1997 was $11.50 per share.

(2) Stock options were issued in February 1997 at an exercise price of $10.65.

FEDERAL INCOME TAX CONSEQUENCES OF THE EQUITY PLAN

     All stock options granted under the Directors' Plan are non-statutory stock options. No taxable income is recognized when these options are granted, but upon the exercise of such options, the difference between the fair market value of the shares on the date of exercise and the option price is taxable as ordinary income and generally is deductible by the Company. The date for measuring taxable income potentially may be deferred for up to six months after the date of exercise (unless the optionee makes an election under Section 83(b) of the Code within 30 days after exercise), in which case the participant will be taxed currently upon exercise of the NSO in an amount equal to the excess, if any, of the fair market value of the shares at that time over the option price. Any future appreciation in the shares will be treated as capital gain upon the sale or exchange of the shares.

     Upon exercise of any stock options, each director must arrange with the Company for payment of any federal, state or local income taxes, as required by applicable law or regulation, before the Company is required to deliver a certificate evidencing the shares purchased by such director.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   AND IN FAVOR OF APPROVAL OF THE AMENDMENT
                             TO THE DIRECTORS' PLAN

       PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee recommended and the Board of Directors approved the selection of Arthur Andersen LLP as the independent auditors of the Company for fiscal 1997. Arthur Andersen LLP, independent certified public accountants, has audited the financial statements of the Company since fiscal 1991. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AND IN
                 FAVOR OF THE RATIFICATION OF SUCH APPOINTMENT

                             STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 1998 Annual Meeting of Stockholders, which the Company currently expects to hold in May 1998, must deliver them to the Company at its principal executive offices at least 120 days prior to the meeting or by December 27, 1997, whichever is earlier, for inclusion in the proxy statement and form of proxy relating to that meeting. All proposals must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company is also mailing with this Proxy Statement its Annual Report to Stockholders for the year ended December 29, 1996. The Company will furnish a copy of its Annual Report on Form 10-K (the "10-K") for the year ended December 29, 1996, as filed with the Commission, free of charge, and will furnish a copy of any exhibit to the 10-K upon payment of the Company's reasonable expenses in furnishing such exhibit. Interested parties may request in writing a copy of the 10-K or any exhibit thereto from Theresa D. Shelton, Assistant Secretary of the Company.

                                 OTHER MATTERS

     The Company knows of no business which will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in respect of any such business in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            Robert D. Greenlee
                                            Secretary

Louisville, Colorado
April 24, 1997

                                                                     APPENDIX A
--------------------------------------------------------------------------------

PROXY                    ROCK BOTTOM RESTAURANTS, INC.
                       248 CENTENNIAL PARKWAY, SUITE 100
                           LOUISVILLE, COLORADO 80027
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Frank B. Day, Thomas A. Moxcey and William S. Hoppe, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of Common Stock of Rock Bottom Restaurants, Inc. held of record by the undersigned on April 15, 1997 at the Annual Meeting of Stockholders to be held on May 28, 1997 or any adjournment or postponement thereof upon the following matters, as set forth in the Notice of said Meeting and Proxy Statement, dated April 24, 1997, copies of which have been received by the undersigned.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE PROPOSED AMENDMENTS TO THE ROCK BOTTOM RESTAURANTS, INC. EQUITY INCENTIVE PLAN ("EQUITY PLAN") AND THE ROCK BOTTOM RESTAURANTS, INC. NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN ("DIRECTORS' PLAN"), AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS OF THE COMPANY.

   The election of director-nominees below, the amendments of the Company's Equity Plan and Directors' Plan and the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company are proposed by the Board of Directors.

1. ELECTION OF DIRECTORS:

  [ ] FOR the nominees listed below (except as marked to the contrary below)

  [ ] WITHHOLD AUTHORITY to vote for the nominees listed below

  (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR" BOX
    ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      Robert D. Greenlee, Class II             David M. Lux, Class II
                            Arthur Wong, Class II

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2. Proposal to amend the Company's Equity Plan to increase the number of shares of Common Stock authorized for issuance under the Equity Plan from 1,275,768 shares to 1,575,768 shares:

            [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

     3. Proposal to amend the Company's Directors' Plan to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan from 75,000 shares to 100,000 shares:

            [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

     4. Proposal to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company.

            [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

     5. In their discretion, the Proxies are authorized to vote upon such other matters as may be incidental to the conduct of the meeting.

                                          [ ]  MARK HERE FOR
                                               ADDRESS CHANGE AND
                                               NOTE AT LEFT

                                          Please sign exactly as your name
                                          appears on this proxy. If the shares
                                          represented by this proxy are held by
                                          joint tenants, both must sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If
                                          stockholder is a corporation, please
                                          sign in full corporate name by
                                          President or other authorized officer.
                                          If stockholder is a partnership,
                                          please sign in partnership name by
                                          authorized person.

Signature:                                                    Date:
          ----------------------------------------------------     ------------

Signature:                                                    Date:
          ----------------------------------------------------     ------------

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

--------------------------------------------------------------------------------

                                                                     APPENDIX B





                         ROCK BOTTOM RESTAURANTS, INC.

                             EQUITY INCENTIVE PLAN

                             EFFECTIVE JUNE 3, 1994

                     (as amended through February 14, 1997)

                         ROCK BOTTOM RESTAURANTS, INC.
                             EQUITY INCENTIVE PLAN


                                   SECTION 1
                                  INTRODUCTION

         1.1 Establishment. Rock Bottom Restaurants, Inc., a Delaware corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in subsection 2.1(a)) as the "Company" except where the context otherwise requires), hereby establishes the Rock Bottom Restaurants, Inc. Equity Incentive Plan (the "Plan") for certain key employees of the Company.

         1.2 Purposes. The purposes of the Plan are to provide the key employees selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the key employees is more closely aligned with the income of the Company's stockholders. The Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company.


                                   SECTION 2
                                  DEFINITIONS

         2.1 Definitions. The following terms shall have the meanings set forth below:

              (a) "Affiliated Corporation" means any corporation or other entity (including but not limited to a partnership) which is affiliated with Rock Bottom Restaurants, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Sections 414(b) and (c) of the Internal Revenue Code.

              (b) "Award" means a grant made under this Plan in the form of Stock, Options, Restricted Stock, Performance Shares, or Performance Units.

              (c)  "Board" means the Board of Directors of the Company.

              (d) "Effective Date" means the effective date of the Plan, June 3, 1994.

              (e) "Eligible Employees" means full-time employees (including, without limitation, officers and directors who are also employees) of the Company or any

Affiliated Corporation or any division thereof, upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

              (f) "Employee Committee" means a committee composed of at least one member of the Board of Directors who may, but need not be, a disinterested person as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 ("1934 Act"). The Employee Committee is empowered hereunder to grant Awards to Eligible Employees who are not directors or "officers" of the Company as that term is defined in Rule 16a-1(f), promulgated under the 1934 Act, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan.

              (g) "Fair Market Value" means the officially quoted closing price of the Stock on the NASDAQ National Market System on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on the NASDAQ National Market System, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Compensation Committee after such consultation with outside legal, accounting and other experts as the Compensation Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

              (h) "Compensation Committee" means a committee consisting of at least two disinterested members of the Board, who are empowered hereunder to take all actions required in the administration of the Plan and the grant and administration of Awards hereunder. The Compensation Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the 1934 Act. Members of the Compensation Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

              (i) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

              (j) "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

              (k) "Non-Statutory Option" means any Option other than an Incentive Stock Option.

              (l) "Option" means a right to purchase Stock at a stated price for a specified period of time.

              (m) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

              (n) "Participant" means an Eligible Employee or consultant to the Company designated by the Compensation Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

              (o) "Performance Cycle" means the period of time as specified by the Compensation Committee over which Performance Share or Performance Units are to be earned.

              (p) "Performance Shares" means an Award made pursuant to Section 9 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

              (q) "Performance Units" means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

              (r) "Plan Year" means the period beginning on the Monday following the fifty-second Sunday of each year and ending on the fifty-second Sunday of each year, except that for the first year of the Plan it shall begin on the Effective Date and extend to the fifty-second Sunday of that year.

              (s) "Restricted Stock" means Stock granted under Section 8 that is subject to restrictions imposed pursuant to said Section.

              (t)  "Share" means a share of Stock.

              (u) "Stock" means the common stock, $.01 par value, of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

                                   SECTION 3
                              PLAN ADMINISTRATION

         The Plan shall be administered by the Compensation Committee. References herein to the "Committee" shall mean the Employee Committee and/or Compensation Committee, as applicable. References herein to the Compensation Committee refer solely to the Compensation Committee.

         In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the Eligible Employees and consultants to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Compensation Committee shall determine the form or forms of the agreements with participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein.

         The Compensation Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, and the Compensation Committee may correct, supply any omission or reconcile any inconsistency in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                   SECTION 4
                           STOCK SUBJECT TO THE PLAN

          4.1 Number of Shares. As of February 14, 1997, 1,275,768 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Compensation Committee may from time to time deem necessary. This authorization shall be increased automatically on each succeeding annual anniversary of the Effective Date after February 14, 1997 by an amount equal to that number of Shares equal to one-half of one percent of the Company's then issued and outstanding Shares. The Shares may be divided among the various Plan components as the Compensation Committee shall determine, except that no more than 1,275,768 Shares shall be issued as Incentive Stock Options under the Plan. Any portion of the Shares added on each succeeding anniversary of the Effective Date which are unused during the Plan Year beginning on such anniversary date shall be carried forward and be available for grant and issuance in subsequent Plan Years, while up to 100% of the Shares to be added in the next succeeding Plan Year (calculated on the basis of the current Plan Year's allocation) may be borrowed for use in the current Plan Year. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

         4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not issued because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, shall become automatically available for use under the Plan.

         4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or other event that results in a change in the number or the kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Awards may be granted under the Plan; (ii) the Shares of Stock then included in each outstanding Option, Performance Share or Performance Unit granted hereunder; and (iii) the Shares of stock which have been reserved for issuance pursuant to the Plan.

         4.4 Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

          4.5 Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Stock involved, the Stock or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Stock or other securities, the Participant shall pay to the Company the price that is payable by the Participant in respect of the rights to subscribe for such Stock or other securities.

         4.6 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per shall under each such Option shall be equitably adjusted by the Compensation Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

         4.7 Determination by Compensation Committee, Etc. Adjustments under this Section 4 shall be made by the Compensation Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.


                                   SECTION 5
                         REORGANIZATION OR LIQUIDATION

         In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of
Section 10 do not apply, the Compensation Committee, or the board of directors of any corporation assuming the obligations of the Company, shall, have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Compensation Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Compensation Committee may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Compensation Committee may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Compensation Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.


                                   SECTION 6
                                 PARTICIPATION

         Participants in the Plan shall be those Eligible Employees or consultants who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Incentive Stock Options shall not be granted to consultants, or to Eligible Employees of any partnership which is included within the definition of an Affiliated Corporation but whose employees are not permitted to receive Incentive Stock Options under the Internal Revenue Code. Each Participant shall enter into an agreement with the Company, in such form as the Compensation Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                                   SECTION 7
                                 STOCK OPTIONS

         7.1 Grant of Options. Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

         7.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

                 (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

                 (b) Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option may be less than Fair Market Value, in the sole discretion of the Committee. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

                 (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Committee within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Option granted to an Eligible Employee or consultant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted. Each stock option agreement shall also state the periods of time, if any, as determined by the Committee when incremental portions of each Option shall vest. Except as provided in Sections 5 and 10, no portion of any Option shall vest before six months after the date of grant of the Option.

                 (d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

                    (i) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this subsection 7.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.2(d)(i) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

                   (ii) If the Option Holder terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death by the persons specified in subsection
(iii) of this subsection 7.2(d), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided that in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment.

                  (iii) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue
Code), during the Option Period while still employed, or with respect to a Non-Statutory Stock Option if the Option Holder dies within the three-month period referred to in (iv) below or within the three or twelve-month period referred to in (ii) above, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or disability (provided that in each case such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or disability.

                   (iv) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, retirement as provided in (ii) above, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

                 (e) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

                 (f)  Exercise, Payments, Etc.

                    (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price. Such notice shall be in a form satisfactory to the Compensation Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.
A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

                   (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

                          (A)  in cash;

                          (B)  by cashier's check payable to the order of the
Company;

                          (C)  by delivery to the Company of certificates
representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Compensation Committee; for purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day the delivery of the certificates for the Stock used as payment of the Option Price; or

                          (D)  by delivery to the Company of a properly
executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price.

                  (iii) In the discretion of the Compensation Committee, the Company may guaranty a third-party loan obtained by a Participant to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is secured by the Shares.

                 (g) Date of Grant. An option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

                 (h) Withholding. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in
Section 15.

                 (i) Adjustment of Options. Subject to the limitations contained in Sections 7 and 14, the Compensation Committee may make any adjustment in the Option Price, the number of shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Price, number of shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Compensation Committee may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant. If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

         7.3 Stockholder Privileges. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.

                                   SECTION 8
                            RESTRICTED STOCK AWARDS

         8.1 Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

         8.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

         8.3 Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this Section 8 upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Stock shall be subject to the limitations of Section 11.2 hereof.

         8.4 Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

                 (a) Placing a legend on the stock certificates referring to the restrictions;

                 (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

                 (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

         8.5 Termination of Employment, Death, Disability, Etc. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) of a Participant, or the retirement of a Participant as provided in Section 7.2(d)(ii), all employment period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 5 and 10, in the event of a Participant's termination of employment for any other reason, any Restricted Stock

Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.


                                   SECTION 9
                    PERFORMANCE SHARES AND PERFORMANCE UNITS

         9.1 Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

         9.2 Amount of Award. The Committee shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

         9.3 Communication of Award. Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

         9.4 Amount of Award Payable. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weights in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.6) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Committee, in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.6) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

         9.5 Adjustments. At any time prior to payment of a Performance Share or Performance Unit Award, the Compensation Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures.

         9.6 Payments of Awards. Following the conclusion of each Performance Cycle, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum or installments, as determined by the Committee, and be made as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Committee.

         9.7 Termination of Employment. If a Participant ceases to be a Employee before the end of a Performance Cycle by reason of his death, permanent disability or retirement as provided in Section 7.2(d)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an Employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled.


                                   SECTION 10
                               CHANGE IN CONTROL

         10.1 Options, Restricted Stock. In the event of a change in control of the Company as defined in Section 10.3, then the Compensation Committee may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 14, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between (x) the Option Price of such Options and (y) the greater of (i) the purchase or tender offer price for the underlying Stock or (ii) the Fair Market Value of the Stock on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

         10.2 Performance Shares and Performance Units. Under the circumstances described in Section 10.1, the Compensation Committee may, in its sole discretion, and without obtaining stockholder approval, to the extent permitted in Section 14, provide for payment of outstanding Performance Shares and Performance Units at the maximum award level or any percentage thereof.

         10.3 Definition. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Mr. Frank B. Day is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3 of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                   SECTION 11
                       RIGHTS OF EMPLOYEES; PARTICIPANTS

         11.1 Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Compensation Committee at the time.

         11.2 Nontransferability. No right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or a Participant's death, a Participant's rights and interests in Options shall, to the extent provided in Section 7, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Compensation Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Compensation Committee with evidence satisfactory to the Compensation Committee of such status.


                                   SECTION 12
                              GENERAL RESTRICTIONS

         12.1 Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention or selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

         12.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Compensation Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         12.3 Stock Restriction Agreement. The Committee may provide that shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

                                   SECTION 13
                            OTHER EMPLOYEE BENEFITS

         The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.


                                   SECTION 14
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board may at any time terminate, and from time-to-time may amend or modify, the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

         No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.


                                   SECTION 15
                                  WITHHOLDING

         15.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

         15.2 Withholding With Stock. At the time the Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee.
The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

                 (a)  All elections must be made prior to the Tax Date.

                 (b)  All elections shall be irrevocable.

                 (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.


                                   SECTION 16
                             BROKERAGE ARRANGEMENTS

         The Compensation Committee, in its discretion, may cause the Company to enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.


                                   SECTION 17
                           NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.


                                   SECTION 18
                              REQUIREMENTS OF LAW

         18.1 Requirements of Law. The issuance of stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

         18.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and may be set forth in the agreement with the Participant which describes the Award.

         18.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                   SECTION 19
                              DURATION OF THE PLAN

         The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on June 3, 2004. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

                                                                     APPENDIX C

                         ROCK BOTTOM RESTAURANTS, INC.
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                   SECTION 1
                                    PURPOSE

         The Nonemployee Directors' Stock Option Plan (the "Plan") of Rock Bottom Restaurants, Inc., a Delaware corporation (the "Company"), provides for the grant of Stock Options to Nonemployee Directors in order to encourage and provide incentives for high level performance by the Nonemployee Directors of the Company.

                                   SECTION 2
                          NON-INCENTIVE STOCK OPTIONS

         The Stock Options granted under the Plan shall be nonstatutory stock options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                   SECTION 3
                                 ADMINISTRATION

         3.1 Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee consisting of members of the Board or other persons as may be appointed by the Board (the "Committee"). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. However, the Committee shall have no authority, discretion or power to select the Nonemployee Directors who will receive any Stock Options, determine the number of shares to be issued hereunder or the time at which such Stock Options are to be granted, establish the duration of the Stock Options or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan pursuant to the provisions of the Plan. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee.

         3.2 Actions of Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                                   SECTION 4
                                  DEFINITIONS

         4.1 "Stock Option or Stock Options." A Stock Option is the right granted under the Plan to a Nonemployee Director to purchase, at such time or times and at such price or prices ("Option Price") as are determined pursuant to the Plan, the number of shares of Common Stock determined pursuant to the Plan.

         4.2 "Common Stock." A share of Common Stock means a share of authorized but unissued Common Stock, par value $.01 per share, of the Company.

         4.3 "Fair Market Value." If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside legal, accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the Nasdaq National Market or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

         4.4 "Nonemployee Director". A Nonemployee Director is a member of the Board of Directors of the Company who is not also an employee of the Company or any of its subsidiaries.

         4.5 "Participant". A Participant is a Nonemployee Director to whom Stock Options are granted.

                                   SECTION 5
                                 OPTION GRANTS

         5.1 Number of Shares. Upon the consummation of the initial public offering of the Company's Common Stock, or upon the initial election or appointment of a Nonemployee Director to the Company's Board of Directors, whichever is later, the Nonemployee Director shall be granted Stock Options to purchase 7,500 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof), effective as of the date of adoption of this Plan, which options shall become exercisable at the rate of 3,750 shares on each of the first two anniversaries of the initial date of grant; provided, however, that no such Stock Options shall be granted hereunder until the Company's registration statement with respect to the initial public offering of its Common Stock is declared effective by the Securities and Exchange Commission. In addition, each Nonemployee Director shall be granted Stock Options to purchase 3,000 shares of Common Stock on each anniversary of the commencement of his or her initial term of service on the Board (subject to adjustment pursuant to Section 6.2 hereof), which options shall be exercisable one year from the date of grant.

         5.2 Price. The purchase price per share of Common Stock for the shares to be purchased pursuant to the exercise of any Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date on which the Nonemployee Director is granted the Stock Options.

         5.3 Other Terms. Except for the limitations set forth in Sections 5.1, 5.2 and 7.1, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and Stock Options issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Stock Options shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

                                   SECTION 6
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 75,000 authorized but unissued shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

         6.2 Adjustments for Stock Split, Stock Dividend, etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Common Stock, then in relation to the Common Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Common Stock as to which Stock Options may be granted under this Plan; and (ii) the shares of Common Stock then included in outstanding Stock Options granted hereunder.

         6.3 Dividend Payable in Stock of Another Corporation, etc. If the Company shall at any time pay or make any dividend or other distribution upon the Common Stock payable in securities of another corporation or other property (except money or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding Stock Options for the Common Stock for which the dividend or other distribution was made, upon exercise thereof. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 6.3 are not delivered to a Participant because the Stock Options have not been exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

         6.4 Other Changes in Capital Stock. In the event there shall be any change, other than as specified in Sections 6.2 and 6.3, in the number or type of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number of shares subject to outstanding Stock Options or which have been reserved for issuance pursuant to this Plan but are not then subject to Stock Options, then such adjustments shall be made by the Committee and shall be effective for all purposes of this Plan and on all outstanding Stock Options that involve the type of Common Stock for which a change was effected.

         6.5 Rights to Subscribe. If the Company shall at any time grant to the holders of its Common Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the shares of Common Stock then subject to Stock Options held by any Participant, the Common Stock or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised all of his Stock Options. If, upon exercise of any such Stock Options, the Participant subscribes for the additional Common Stock or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Common Stock or other securities.

         6.6 General Adjustment Rules. If any adjustment or substitution provided for in this Section 6 shall result in the creation of a fractional share, the Company shall, in lieu of selling or otherwise issuing such fractional share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a share on the date the fractional Share would otherwise have been issued. In the case of any substitution or adjustment provided for in this Section 6 affecting Stock Options, the total purchase price for the shares of Common Stock then subject to Stock Options shall remain unchanged but the purchase price per share under such Stock Options shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Common Stock or other securities into which the Common Stock subject to the Stock Options may have been changed.

         6.7     Determination by the Committee.  Adjustments under this
Section 6 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                   SECTION 7
                           EXERCISE OF STOCK OPTIONS

         7.1 Time of Exercise. Stock Options shall become exercisable in accordance with Section 5.1, subject to Section 11 and Section 12. Such times shall be set forth in the Option Agreement evidencing such Stock Options. Stock Options shall expire, to the extent not exercised, ten years after the date on which they were granted.

         7.2 Stock Restriction Agreement. The Committee may provide that shares of Common Stock issuable upon the exercise of Stock Options shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term as a director of the Company. The acceleration of time or times at which Stock Options become exercisable may be conditioned upon the Participant's agreement to such restrictions.

         7.3 Termination of Director Status before Exercise. If a Participant's term as a director of the Company shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his director status for a period of three months (but in no event beyond ten years from the date of grant of the Stock Options). If the Participant's director status is terminated because the Participant dies while, or within three months after, serving as a director, or is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months (but in no event beyond ten years from the date of grant of the Stock Options). If the Stock Options are not exercised during the applicable period, they shall be deemed to have been forfeited and of no further force or effect.

         7.4 Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant but may be made subject to Stock Options granted to other Participants.

         7.5 Withholding of Tax. To the extent required by applicable law and regulation, each Participant must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the Stock Option granted hereunder before the

Company shall be required to deliver to the Participant a certificate for the shares purchased upon exercise of the Stock Options.

                                   SECTION 8
                       NO EFFECT UPON STOCKHOLDER RIGHTS

         Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Participant from the Board of Directors pursuant to applicable state laws and the Company's Certificate of Incorporation and Bylaws.

                                   SECTION 9
                           NO RIGHTS AS A STOCKHOLDER

         Except as provided for herein, a Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to Stock Options. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of Stock Options by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Options.

                                   SECTION 10
                                 ASSIGNABILITY

         No Stock Options granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. In the event of the Participant's death while, or within three months after, serving as a director, the Stock Options may be exercised to the extent then exercisable under the applicable Option Agreement by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

                                   SECTION 11
                  REORGANIZATION OR LIQUIDATION OF THE COMPANY

         In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy
Code) or liquidation of the Company, and if the provisions of Section 12 hereof do not apply, the members of the Board who are employees of the Company shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, the Stock Options granted hereunder. By way of illustration, and not by way of limitation, such Board members may provide for the complete or partial acceleration of the dates of exercise of the Stock Options, or may provide that such Stock Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Stock Options (or the portion thereof that is currently exercisable) in cancellation thereof. Such Board members may provide that Stock Options or other rights granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised that such Stock Options will expire. Any such determinations by such Board members may be made generally with respect to all Participants, or may be made on a case- by-case basis with respect to particular Participants. The provisions of this Section 11 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

                                   SECTION 12
                               CHANGE IN CONTROL

         12.1 Options. In the event of a change in control of the Company as defined in Section 12.2, then members of the Board who are employees of the Company shall accelerate the exercise dates of any outstanding Stock Options or make all such options fully vested and exercisable and may, in their sole discretion, without obtaining stockholder approval, to the extent permitted by
Section 13, take any or all of the following actions: (a) grant a cash bonus award to any Participant in an amount necessary to pay the exercise price of all or any portion of the Stock Options then held by such Participant; (b) pay cash to any or all Participants in exchange for the cancellation of their outstanding Stock Options in an amount equal to the difference between the exercise price of such Stock Options and the greater of the tender offer price for the underlying Common Stock or the Fair Market Value of the Common Stock on the date of the cancellation of the Stock Options; and (c) make any other adjustments or amendments to the outstanding Stock Options.

         12.2 Definition. For purposes of this Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or under a trust, the grantor of which is Frank B. Day, or Frank B. Day, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                   SECTION 13
                                   AMENDMENT

         The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) materially increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing, the provisions of Section 5 of the Plan which set forth the number of shares of Common Stock for which Stock Options shall be granted, the timing of Stock Option grants and the Stock Option exercise price shall not be amended more than once every six (6) months other than to comport with changes in the Code, ERISA, or the rules thereunder.

                                   SECTION 14
                        REGISTRATION OF OPTIONED SHARES

         The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

                                   SECTION 15
                             BROKERAGE ARRANGEMENTS

         The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the shares acquired upon such exercise.

                                   SECTION 16
                           NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Nonemployee Directors, which the Company now has lawfully put into effect.

                                   SECTION 17
                                 EFFECTIVE DATE

         This Plan was adopted by the Board of Directors of the Company and became effective on June 3, 1994 and was approved by the stockholders of the Company on June 3, 1994.





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